UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	December 31, 2019

Date of reporting period:	January 1, 2019 — December 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 11, 2020

Dear Shareholder:

Global financial markets overcame a number of uncertainties in 2019. Both stock and bond markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks. Stock markets worldwide delivered solid returns for the calendar year, with all three major U.S. equity indexes reaching record highs in December. The year was also beneficial for bond investors, as global fixed-income markets posted strong returns, thanks in part to policy easing from central banks.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches, such as maintaining a well-diversified portfolio, thinking about long-term goals, and speaking regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/19)

Investment objective

Balanced investment comprising a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2019

Class IA: $13.26	Class IB: $13.19

Total return at net asset value

					George
				Bloomberg	Putnam
			S&P 500	Barclays	Blended
			Index	U.S.	Index
			(primary	Aggregate	(secondary
(as of	Class IA	Class IB	bench-	Bond	bench-
12/31/19)	shares*	shares*	mark)	Index	mark)
1 year	24.35%	24.00%	31.49%	8.72%	22.16%
5 years	49.58	47.61	73.86	16.20	49.92
Annualized	8.39	8.10	11.70	3.05	8.43
10 years	153.58	147.28	256.66	44.45	156.43
Annualized	9.75	9.48	13.56	3.75	9.87
Life	199.07	184.35	338.40	181.79	308.52
Annualized	5.19	4.94	7.06	4.90	6.71

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

Can you describe the investing environment for the 12-month reporting period?

A strong start to 2019 was followed by bouts of market volatility. Setbacks in the escalating U.S.–China trade conflict and slowed global economic growth lowered investor confidence. In July, the U.S. Federal Reserve [the Fed] lowered interest rates for the first time since 2008, and two more times from August to October.

Stocks picked up considerably in the fourth quarter of 2019. A number of stimulus packages from the world’s largest central banks contributed to the rally. In mid-December, the United States and China signed a “phase one” trade deal, a positive step toward ending the long-running tariff dispute. The S&P 500 Index, a broad measure of U.S. stocks, closed the 12-month period up 31.49%.

U.S. Treasury yields also rose, marking a significant reversal for the bond market. An inverted yield curve, which typically signals a recession, rattled bond investors over the summer of 2019. In December, the Fed decided to hold interest rates steady. The Fed’s quantitative easing, along with positive trade developments, buoyed bond markets. The Bloomberg Barclays U.S. Aggregate Bond Index posted a return of 8.72% for the 12-month reporting period.

How did Putnam VT George Putnam Balanced Fund perform during the period?

For the 12-month reporting period, the fund’s class IA shares returned 24.35% compared with 31.49% for the primary benchmark, the S&P 500 Index. The fund outperformed its secondary benchmark, the George Putnam Blended Index, which returned 22.16% for the period. The custom benchmark is composed of 60% the S&P 500 Index and 40% the Bloomberg Barclays U.S. Aggregate Bond Index.

How did the fund’s bond allocation perform?

The bond portion of the fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by roughly 260 basis points. An overweight exposure to the banking sector was the fund’s top contributor to relative performance. Additionally, our overweight positions in life insurance and pipelines were notable contributors. Our decision not to own certain sovereign government and government-agency bonds detracted from relative performance.

What were some stock holdings that helped fund performance?

Our decision to sell Qualcomm, the U.S.-based semiconductor manufacturer, proved to be a top contributor. Lower-than-expected sales from core Chinese customers hurt Qualcomm’s performance. NXP Semiconductors, a global semiconductor manufacturer, was another top performer. The firm’s acquisition of a next-generation WiFi connectivity product helped boost investor interest. Another highlight was Chipotle Mexican Grill, the American chain of quick-serve restaurants. New management and a customer loyalty program contributed to a turnaround to corporate profitability during the period.

What were some holdings that detracted from performance?

DXC Technology, an enterprise IT provider, was the fund’s top detractor. We were initially encouraged by DXC’s focus on margin expansion and its share buyback program. However, revenue growth failed to materialize, and operational challenges cooled investor interest. Another detractor was an out-of-benchmark position relative to the fund’s primary benchmark in oil and gas conglomerate BP, based in London, England, which faced headwinds over the period. An underweight position relative to the fund’s primary benchmark in technology giant Apple, which performed better than expected, also dampened results.

As the fund begins a new fiscal year, what is your outlook?

A solid job market, healthy consumer spending, and an uptick in housing activity remain supportive of equity markets, in our view. The valuation expansion of 2019 remains an ongoing concern. We believe steady earnings and meaningful global economic growth would need to continue in order to move valuations higher in 2020.

We continue to seek stocks with superior growth prospects and attractive valuations. While broader macroeconomic issues are important to consider, our main focus is the long-term appreciation potential of individual companies.

In terms of bonds, we are generally constructive on the U.S. investment-grade corporate bond market given overall fundamentals and what we view as solid technicals. We believe the global macroeconomic growth outlook, while positive, is less certain and could be more volatile, subject to unforeseen government policy changes. For 2020, we remain focused on balance sheet degradation that we believe could be more sector specific.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income. He joined Putnam in 1999 and has been in the investment industry since 1986.

Kathryn B. Lakin, Director of Equity Research, and Emily E. Shanks are also Portfolio Managers of the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT George Putnam Balanced Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/19 to 12/31/19. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/18	0.71%	0.96%
Annualized expense ratio for the six-month
period ended 12/31/19*	0.69%	0.94%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/19		ended 12/31/19
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.62	$4.92	$3.52	$4.79
Ending value
(after
expenses)	$1,079.80	$1,078.50	$1,021.73	$1,020.47

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT George Putnam Balanced Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT George Putnam Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT George Putnam Balanced Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 12/31/19

COMMON STOCKS (60.9%)*	Shares	Value

Basic materials (2.1%)
Albemarle Corp.	1,270	$92,761
Anglo American PLC (United Kingdom)	15,184	437,049
Dow, Inc.	6,403	350,436
DuPont de Nemours, Inc.	2,737	175,715
Eastman Chemical Co.	1,980	156,935
Fortune Brands Home & Security, Inc.	11,676	762,910
Freeport-McMoRan, Inc. (Indonesia)	53,881	706,919
Linde PLC	1,208	257,183
Packaging Corp. of America	1,614	180,752
Sherwin-Williams Co. (The)	1,165	679,824
Summit Materials, Inc. Class A †	3,681	87,976
		3,888,460
Capital goods (3.5%)
Avery Dennison Corp.	1,274	166,665
Ball Corp.	3,523	227,832
Boeing Co. (The)	1,393	453,784
Deere & Co.	2,085	361,247
Eaton Corp. PLC	10,293	974,953
General Dynamics Corp.	2,322	409,485
Honeywell International, Inc.	6,646	1,176,342
Johnson Controls International PLC	9,426	383,732
Northrop Grumman Corp.	1,541	530,058
Raytheon Co.	2,620	575,719
Roper Technologies, Inc.	900	318,807
TransDigm Group, Inc.	514	287,840
United Technologies Corp.	3,489	522,513
Waste Connections, Inc.	1,995	181,126
		6,570,103
Communication services (1.2%)
Charter Communications, Inc. Class A †	2,534	1,229,193
Verizon Communications, Inc.	16,397	1,006,776
		2,235,969
Computers (2.0%)
Apple, Inc.	12,751	3,744,331
		3,744,331
Conglomerates (0.7%)
3M Co.	1,508	266,041
Danaher Corp.	3,994	612,999
General Electric Co.	32,224	359,620
		1,238,660
Consumer cyclicals (9.4%)
Advance Auto Parts, Inc.	1,152	184,504
Amazon.com, Inc. †	1,789	3,305,786
Aramark	5,101	221,383
BJ’s Wholesale Club Holdings, Inc. †	8,326	189,333
Booking Holdings, Inc. †	437	897,480
Burlington Stores, Inc. †	740	168,742
CarMax, Inc. † S	5,641	494,546
CoStar Group, Inc. †	357	213,593
Ecolab, Inc.	766	147,830
General Motors Co.	32,802	1,200,553
Hasbro, Inc.	4,436	468,486
Hilton Worldwide Holdings, Inc.	5,781	641,171
Home Depot, Inc. (The)	8,769	1,914,974
Levi Strauss & Co. Class A S	13,397	258,428
Live Nation Entertainment, Inc. †	14,135	1,010,228
Mastercard, Inc. Class A	4,883	1,458,015

COMMON STOCKS (60.9%)* cont.	Shares	Value

Consumer cyclicals cont.
NIKE, Inc. Class B	7,154	$724,772
Stanley Black & Decker, Inc.	2,431	402,914
TJX Cos., Inc. (The)	7,460	455,508
United Rentals, Inc. †	2,587	431,434
Walmart, Inc.	11,908	1,415,147
World Wrestling Entertainment, Inc. Class A S	15,965	1,035,650
Wynn Resorts, Ltd.	4,355	604,779
		17,845,256
Consumer staples (4.7%)
Chipotle Mexican Grill, Inc. †	663	555,004
Coca-Cola Co. (The)	35,339	1,956,014
Costco Wholesale Corp.	1,673	491,728
Fastenal Co.	4,489	165,869
Hershey Co. (The)	3,531	518,986
Kellogg Co.	2,388	165,154
McCormick & Co., Inc. (non-voting shares)	2,701	458,441
Netflix, Inc. †	3,229	1,044,808
PepsiCo, Inc.	2,963	404,953
Procter & Gamble Co. (The)	18,268	2,281,673
Tyson Foods, Inc. Class A	4,302	391,654
Ulta Beauty, Inc. †	436	110,369
Yum China Holdings, Inc. (China)	9,159	439,724
		8,984,377
Electronics (2.6%)
Cree, Inc. †	11,513	531,325
NVIDIA Corp.	4,574	1,076,262
NXP Semiconductors NV	9,722	1,237,222
ON Semiconductor Corp. †	41,590	1,013,964
Texas Instruments, Inc.	8,924	1,144,860
		5,003,633
Energy (2.7%)
BP PLC (United Kingdom)	383,104	2,393,179
Cairn Energy PLC (United Kingdom) †	116,833	317,252
Cenovus Energy, Inc. (Canada)	91,345	928,539
Encana Corp. (Canada)	69,640	326,065
Enterprise Products Partners LP	33,964	956,426
Kosmos Energy, Ltd.	45,860	261,402
		5,182,863
Financials (10.3%)
American International Group, Inc.	20,573	1,056,012
Apollo Global Management, Inc.	13,077	623,904
Assured Guaranty, Ltd.	28,722	1,407,952
AXA SA (France)	7,542	212,427
Bank of America Corp.	65,317	2,300,465
Berkshire Hathaway, Inc. Class B †	2,163	489,920
BlackRock, Inc.	1,427	717,353
Citigroup, Inc.	26,306	2,101,586
E*Trade Financial Corp.	10,928	495,803
Gaming and Leisure Properties, Inc. R	25,491	1,097,388
Goldman Sachs Group, Inc. (The)	5,713	1,313,590
Intercontinental Exchange, Inc.	6,271	580,381
JPMorgan Chase & Co.	10,364	1,444,742
KKR & Co., Inc. Class A	15,527	452,923
Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private) † ∆∆ F	7,972	170,760
PNC Financial Services Group, Inc. (The)	6,786	1,083,249
Prudential PLC (United Kingdom)	47,996	921,209
Quilter PLC (United Kingdom)	60,017	128,032
Raymond James Financial, Inc.	6,100	545,706

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (60.9%)* cont.	Shares	Value

Financials cont.
Visa, Inc. Class A	8,362	$1,571,220
Wells Fargo & Co.	9,703	522,021
Yellow Cake PLC 144A (United Kingdom) †	112,979	300,800
		19,537,443
Health care (8.0%)
Abbott Laboratories	10,445	907,253
AbbVie, Inc.	12,339	1,092,495
Amgen, Inc.	3,400	819,638
Baxter International, Inc.	7,771	649,811
Biogen, Inc. †	996	295,543
Boston Scientific Corp. †	12,252	554,035
Bristol-Myers Squibb Co.	7,042	452,026
Cigna Corp.	8,537	1,745,731
CVS Health Corp.	3,720	276,359
Eli Lilly & Co.	4,402	578,555
Gilead Sciences, Inc.	3,664	238,087
Intuitive Surgical, Inc. †	810	478,832
Johnson & Johnson	8,382	1,222,682
Medtronic PLC	6,740	764,653
Merck & Co., Inc.	14,817	1,347,606
Mettler-Toledo International, Inc. †	297	235,604
Pfizer, Inc.	19,071	747,202
Regeneron Pharmaceuticals, Inc. †	688	258,330
Thermo Fisher Scientific, Inc.	2,503	813,150
UnitedHealth Group, Inc.	2,700	793,746
Vertex Pharmaceuticals, Inc. †	1,807	395,643
Zoetis, Inc.	3,564	471,695
		15,138,676
Software (5.4%)
Activision Blizzard, Inc.	35,319	2,098,655
Adobe, Inc. †	5,542	1,827,807
Dassault Systemes SA (France)	3,542	582,252
Microsoft Corp.	36,337	5,730,345
		10,239,059
Technology services (5.2%)
Alphabet, Inc. Class A †	2,681	3,590,905
Facebook, Inc. Class A †	10,900	2,237,225
Fidelity National Information Services, Inc.	15,601	2,169,943
Fiserv, Inc. †	10,942	1,265,223
Salesforce.com, Inc. †	3,527	573,631
		9,836,927
Transportation (0.9%)
Air Canada (Canada) †	8,373	312,791
Norfolk Southern Corp.	2,421	469,989
Union Pacific Corp.	4,786	865,261
		1,648,041
Utilities and power (2.2%)
Ameren Corp.	5,450	418,560
American Electric Power Co., Inc.	11,339	1,071,649
Exelon Corp.	8,764	399,551
NextEra Energy, Inc.	3,208	776,849
NRG Energy, Inc.	25,755	1,023,755
Southern Co. (The)	7,842	499,535
		4,189,899

Total common stocks (cost $94,337,635)		$115,283,697

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (9.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.9%)
Government National Mortgage Association
Pass-Through Certificates
4.50%, 3/20/49	$926,043	$998,704
3.50%, TBA, 1/1/50	1,000,000	1,030,703
3.50%, 11/20/47	610,431	643,145
3.00%, 7/20/46	870,544	897,916
		3,570,468
U.S. Government Agency Mortgage Obligations (7.1%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	134,057	150,411
5.00%, 8/1/33	52,587	57,479
4.50%, 2/1/49	1,792,409	1,939,604
4.00%, with due dates from 4/1/49 to 5/1/49	3,691,119	3,852,591
3.50%, with due dates from 11/1/49 to 12/1/49	2,488,404	2,568,861
3.00%, 6/1/46	699,079	721,156
Uniform Mortgage-Backed Securities
4.50%, TBA, 1/1/50	1,000,000	1,052,969
3.50%, TBA, 1/1/50	3,000,000	3,086,484
		13,429,555
Total U.S. government and agency mortgage
obligations (cost $16,865,355)		$17,000,023

U.S. TREASURY OBLIGATIONS (15.1%)*	Principal amount	Value

U.S. Treasury Bonds
3.00%, 2/15/47	$2,170,000	$2,444,112
2.75%, 8/15/42 ∆	3,200,000	3,423,962
U.S. Treasury Notes
2.625%, 6/15/21	1,430,000	1,450,889
2.25%, 11/15/27	1,390,000	1,429,703
2.25%, 2/15/21	2,290,000	2,305,389
2.125%, 12/31/22	3,960,000	4,020,169
2.00%, 2/15/22	3,330,000	3,357,846
1.875%, 11/30/21	2,390,000	2,403,722
1.75%, 9/30/22	1,860,000	1,867,484
1.75%, 6/30/22	2,430,000	2,440,150
1.625%, 10/31/23	3,510,000	3,507,095
Total U.S. treasury obligations (cost $28,160,856)		$28,650,521

CORPORATE BONDS AND NOTES (13.2%)* Principal amount		Value

Basic materials (0.6%)
Celanese US Holdings, LLC company
guaranty sr. unsec. notes 3.50%, 5/8/24
(Germany)	$45,000	$46,536
Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	71,000	75,103
CF Industries, Inc. 144A company
guaranty sr. notes 4.50%, 12/1/26	180,000	195,903
Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 11/15/41
(Canada)	5,000	5,484
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	166,000	175,993
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	59,000	61,437
International Flavors & Fragrances, Inc.
sr. unsec. notes 4.45%, 9/26/28	80,000	87,495
International Paper Co. sr. unsec. notes 8.70%,
6/15/38	10,000	14,796

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (13.2%)* cont.	Principal amount	Value

Basic materials cont.
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29
(Canada)	$122,000	$134,430
Sherwin-Williams Co. (The) sr. unsec.
unsub. bonds 3.45%, 6/1/27	87,000	92,058
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	140,000	193,147
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	13,795
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%,
3/15/32 R	82,000	113,396
		1,209,573
Capital goods (0.4%)
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	125,000	135,210
L3Harris Technologies, Inc. 144A sr. unsec.
sub. notes 4.40%, 6/15/28	68,000	75,814
L3Harris Technologies, Inc. 144A sr. unsec.
sub. notes 3.85%, 12/15/26	100,000	107,313
Northrop Grumman Corp. sr. unsec.
unsub. notes 3.25%, 1/15/28	105,000	109,585
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	120,000	128,031
Waste Connections, Inc. sr. unsec.
sub. bonds 3.50%, 5/1/29	130,000	137,742
		693,695
Communication services (1.9%)
American Tower Corp. sr. unsec. sub. notes 2.75%,
1/15/27 R	66,000	65,928
American Tower Corp. sr. unsec.
unsub. bonds 3.375%, 10/15/26 R	59,000	61,346
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	124,000	137,788
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	177,000	192,602
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	286,000	318,179
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	12,000	13,581
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	31,447
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	111,000	137,610
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. notes 4.908%, 7/23/25	55,000	60,565
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 5.375%, 5/1/47	74,000	83,021
Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455%,
11/15/22	25,000	30,213
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	86,000	95,369
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	27,000	38,078
Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.15%, 3/1/26	133,000	139,437
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	392,000	401,874
Cox Communications, Inc. 144A sr. unsec.
bonds 3.50%, 8/15/27	73,000	76,170
Cox Communications, Inc. 144A sr. unsec.
notes 3.35%, 9/15/26	76,000	78,441
Crown Castle International Corp. sr. unsec.
bonds 3.80%, 2/15/28 R	134,000	142,843
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	66,000	69,849

CORPORATE BONDS
AND NOTES (13.2%)* cont.	Principal amount	Value

Communication services cont.
Crown Castle International Corp. sr. unsec.
notes 4.875%, 4/15/22 R	$10,000	$10,578
Crown Castle International Corp. sr. unsec.
notes 4.75%, 5/15/47 R	30,000	34,469
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	93,000	101,001
Equinix, Inc. sr. unsec. sub. notes 3.20%,
11/18/29 R	45,000	45,167
Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	10,000	14,415
Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 3/15/43
(Canada)	35,000	38,427
Sprint Spectrum Co., LLC/Sprint Spectrum Co.
II, LLC/Sprint Spectrum Co. III, LLC 144A
company guaranty sr. notes 3.36%, 9/20/21	87,500	88,279
Telefonica Emisiones SA company
guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	150,000	171,756
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.329%, 9/21/28	692,000	785,399
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	80,000	85,600
Vodafone Group PLC sr. unsec.
unsub. notes 4.375%, 5/30/28 (United Kingdom)	80,000	88,701
		3,638,133
Consumer cyclicals (1.3%)
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	120,000	123,040
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	125,000	147,106
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	98,000	103,859
Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	24,000	25,879
Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 2/1/20	92,000	92,227
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.95%, 8/14/28	77,000	84,298
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.40%, 8/13/21	45,000	46,025
Dollar General Corp. sr. unsec. sub. notes 3.25%,
4/15/23	60,000	61,974
Ecolab, Inc. sr. unsec. unsub. notes 3.25%,
12/1/27	122,000	128,971
Fox Corp. 144A company guaranty sr. unsec.
notes 4.03%, 1/25/24	55,000	58,611
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	40,000	41,944
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	50,240
Hilton Domestic Operating Co., Inc. company
guaranty sr. unsec. sub. notes 4.25%, 9/1/24	20,000	20,375
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	135,000	143,438
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	160,000	174,000
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	67,000	70,518
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	197,000	221,782
Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	42,000	44,254
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	50,000	52,400

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS
AND NOTES (13.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec.
bonds 2.50%, 12/1/29	$40,000	$40,031
S&P Global, Inc. company guaranty sr. unsec.
unsub. notes 4.40%, 2/15/26	93,000	103,146
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	150,000	158,250
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	145,000	151,163
ViacomCBS, Inc. company guaranty sr. unsec.
bonds 4.20%, 6/1/29	60,000	65,391
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	48,000	48,057
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. notes 4.60%, 1/15/45	76,000	84,267
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	17,000	18,216
Walt Disney Co. (The) company guaranty sr. unsec.
notes 7.75%, 1/20/24	137,000	165,822
		2,525,284
Consumer staples (0.6%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 3.65%, 2/1/26	17,000	18,132
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	39,000	50,673
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	47,000	54,481
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.15%, 1/23/25	39,000	42,505
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	207,250
CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	126,248	156,134
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	212,193
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	87,000	110,400
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	80,000	89,836
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	64,000	69,899
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.057%, 5/25/23	49,000	51,680
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	120,000	127,200
		1,190,383
Energy (1.0%)
BP Capital Markets America, Inc. company
guaranty sr. unsec. notes 3.119%, 5/4/26	80,000	83,599
BP Capital Markets America, Inc. company
guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	88,000	97,268
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	65,000	71,837
Concho Resources, Inc. company
guaranty sr. unsec. notes 3.75%, 10/1/27	130,000	136,739
Diamondback Energy, Inc. company
guaranty sr. unsec. notes 3.25%, 12/1/26	105,000	106,280
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	257,000	242,865
Energy Transfer Partners LP sr. unsec.
unsub. notes 7.60%, 2/1/24	30,000	34,782
Energy Transfer Partners LP sr. unsec.
unsub. notes 6.50%, 2/1/42	20,000	23,790

CORPORATE BONDS
AND NOTES (13.2%)* cont.	Principal amount	Value

Energy cont.
Energy Transfer Partners LP sr. unsec.
unsub. notes 5.20%, 2/1/22	$40,000	$41,930
EOG Resources, Inc. sr. unsec.
unsub. notes 4.15%, 1/15/26	145,000	159,392
Equinor ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	80,000	102,024
Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	25,000	32,472
Sabine Pass Liquefaction, LLC sr. bonds 4.20%,
3/15/28	24,000	25,441
Sabine Pass Liquefaction, LLC sr. notes 5.00%,
3/15/27	105,000	115,583
Sunoco Logistics Partners Operations LP company
guaranty sr. unsec. unsub. notes 5.95%, 12/1/25	25,000	28,526
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	65,000	66,300
Total Capital International SA company
guaranty sr. unsec. unsub. notes 2.829%, 1/10/30
(France)	265,000	272,412
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	135,000	138,640
		1,779,880
Financials (4.2%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%,
10/1/28	27,000	29,778
Air Lease Corp. sr. unsec. sub. notes 3.25%,
10/1/29	32,000	31,834
Air Lease Corp. sr. unsec. unsub. notes 3.00%,
9/15/23	115,000	117,806
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	75,000	83,906
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	114,000	153,900
Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	220,000	236,526
Aviation Capital Group, LLC 144A sr. unsec.
unsub. notes 7.125%, 10/15/20	35,000	36,321
Bank of America Corp. jr. unsec.
sub. bonds Ser. JJ, 5.125%, perpetual maturity	95,000	100,491
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	32,000	35,480
Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	150,000	202,351
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32
(Canada)	45,000	46,933
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	83,000	95,143
BGC Partners, Inc. sr. unsec. notes 5.125%,
5/27/21	10,000	10,313
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24
(France)	200,000	219,366
Cantor Fitzgerald LP 144A unsec. notes 6.50%,
6/17/22	89,000	96,283
Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	63,000	68,008
CBRE Services, Inc. company guaranty sr. unsec.
notes 5.25%, 3/15/25	22,000	24,760
CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/1/26	55,000	61,323
CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/7/25	240,000	264,000

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (13.2%)* cont.	Principal amount	Value

Financials cont.
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	$10,000	$10,627
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	270,000	322,955
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	264,000	290,870
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	28,000	31,010
Digital Realty Trust LP company
guaranty sr. unsec. bonds 4.45%, 7/15/28 R	185,000	204,877
Fairfax Financial Holdings, Ltd. sr. unsec.
notes 4.85%, 4/17/28 (Canada)	145,000	157,998
Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	40,000	42,348
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	29,834
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	182,000	200,669
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 3.85%, 1/26/27	192,000	204,393
Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6.625%, 3/30/40	238,000	334,134
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23
(Netherlands)	200,000	221,835
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	26,000	28,374
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.30%, perpetual maturity	120,000	120,912
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	485,000	549,560
KKR Group Finance Co. VI, LLC 144A company
guaranty sr. unsec. bonds 3.75%, 7/1/29	25,000	26,648
Marsh & McLennan Cos., Inc. sr. unsec.
sub. notes 4.375%, 3/15/29	85,000	96,912
Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. bonds 3.729%, 10/15/70	175,000	170,625
MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	400,000	534,000
Morgan Stanley unsec. sub. notes Ser. GMTN,
4.35%, 9/8/26	450,000	492,248
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%,
4/15/45	40,000	41,265
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	15,000	16,125
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	173,000	184,029
Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	35,000	49,284
Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	35,000	38,826
Santander UK PLC 144A unsec. sub. notes 5.00%,
11/7/23 (United Kingdom)	265,000	287,140
Service Properties Trust sr. unsec. notes 4.375%,
2/15/30 R	28,000	27,489
Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%,
12/16/39	40,000	58,231
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	78,000	81,580
Truist Financial Corp. jr. unsec. sub. FRB
Ser. N, 4.80%, 12/31/99	75,000	77,438
U.S. Bancorp unsec. sub. notes 3.00%, 7/30/29	380,000	392,530

CORPORATE BONDS
AND NOTES (13.2%)* cont.	Principal amount	Value

Financials cont.
UBS AG unsec. sub. notes 5.125%, 5/15/24
(Switzerland)	$360,000	$388,105
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	72,800
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	85,000	93,306
Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	110,000	114,656
		7,908,155
Health care (1.1%)
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29	320,000	325,553
Allergan Funding SCS company guaranty sr. unsec.
notes 3.45%, 3/15/22 (Luxembourg)	5,000	5,115
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	83,000	97,793
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	33,000	33,433
Becton Dickinson and Co. sr. unsec.
unsub. bonds 3.70%, 6/6/27	72,000	76,622
Bristol-Myers Squibb Co. 144A sr. unsec.
bonds 3.40%, 7/26/29	295,000	315,716
Cigna Corp. company guaranty sr. unsec.
unsub. notes 3.75%, 7/15/23	326,000	341,907
CVS Health Corp. sr. unsec. unsub. notes 4.78%,
3/25/38	38,000	43,201
CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	12,345	13,084
DH Europe Finance II Sarl company
guaranty sr. unsec. bonds 3.40%, 11/15/49
(Luxembourg)	90,000	92,180
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	67,000	75,062
HCA, Inc. company guaranty sr. notes 4.125%,
6/15/29	65,000	68,970
HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	35,000	40,232
HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	10,000	10,932
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	30,000	31,275
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 3.20%,
9/23/26 (Ireland)	110,000	113,309
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 2.875%,
9/23/23 (Ireland)	75,000	76,426
UnitedHealth Group, Inc. sr. unsec.
unsub. notes 3.85%, 6/15/28	186,000	205,250
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	150,000	162,771
		2,128,831
Technology (1.2%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	84,000	83,583
Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	150,000	182,148
Broadcom Corp./Broadcom Cayman Finance, Ltd.
company guaranty sr. unsec. unsub. notes 3.875%,
1/15/27	173,000	179,705
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. notes 6.02%, 6/15/26	194,000	223,333
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	28,000	38,582
Fidelity National Information Services, Inc.
sr. unsec. notes 3.75%, 5/21/29	133,000	145,802

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS
AND NOTES (13.2%)* cont.	Principal amount	Value

Technology cont.
Fidelity National Information Services, Inc.
sr. unsec. notes 3.00%, 8/15/26	$8,000	$8,278
Fidelity National Information Services, Inc.
sr. unsec. sub. notes Ser. 10Y, 4.25%, 5/15/28	58,000	65,014
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	85,000	89,342
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	154,000	170,824
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	66,000	85,147
Microchip Technology, Inc. company
guaranty sr. notes 4.333%, 6/1/23	140,000	147,903
Microsoft Corp. sr. unsec. unsub. bonds 2.40%,
8/8/26	66,000	66,782
Microsoft Corp. sr. unsec. unsub. notes 3.70%,
8/8/46	71,000	80,284
Oracle Corp. sr. unsec. unsub. notes 2.65%,
7/15/26	154,000	157,540
Salesforce.com, Inc. sr. unsec.
unsub. notes 3.70%, 4/11/28	245,000	268,785
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	42,000	43,967
Western Digital Corp. company guaranty sr. unsec.
notes 4.75%, 2/15/26	140,000	145,950
		2,182,969
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	86,000	87,803
		87,803
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec.
unsub. notes 5.125%, 9/1/27	60,000	64,050
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	66,000	73,456
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	60,000	73,497
Commonwealth Edison Co. sr. mtge. bonds 5.875%,
2/1/33	15,000	19,427
Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	40,000	44,639
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	130,000	141,290
El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	75,000	103,778
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	42,000	46,272
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	65,000	69,835
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B,
3.90%, 7/15/27	4,000	4,279
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C,
4.85%, 7/15/47	6,000	7,138
FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45%, 7/15/44	145,000	182,945
IPALCO Enterprises, Inc. sr. sub. notes 3.70%,
9/1/24	35,000	36,209
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	18,436
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	40,000	40,550
Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.15%, 1/15/23	75,000	76,704
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	10,000	13,185
NRG Energy, Inc. 144A company
guaranty sr. bonds 4.45%, 6/15/29	161,000	168,663

CORPORATE BONDS
AND NOTES (13.2%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. 144A company
guaranty sr. notes 3.75%, 6/15/24	$80,000	$82,724
Oncor Electric Delivery Co., LLC sr. notes 5.75%,
3/15/29	55,000	67,919
Vistra Operations Co., LLC 144A sr. bonds 4.30%,
7/15/29	58,000	59,171
Vistra Operations Co., LLC 144A sr. notes 3.55%,
7/15/24	67,000	67,872
WEC Energy Group, Inc. jr. unsec. sub. FRN
Ser. A, (BBA LIBOR USD 3 Month + 2.11%), 4.022%,
5/15/67	300,000	279,398
		1,741,437

Total corporate bonds and notes (cost $23,196,964)		$25,086,143

MORTGAGE-BACKED SECURITIES (0.5%)*	Principal amount	Value

Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1,
(1 Month US LIBOR + 1.70%), 3.492%, 10/25/27
(Bermuda)	$22,253	$22,220
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	124,000	129,775
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	93,000	97,530
COMM Mortgage Trust
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	100,000	107,162
FRB Ser. 14-UBS6, Class C, 4.449%, 12/10/47 W	20,000	20,409
Federal National Mortgage Association Connecticut
Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.042%, 7/25/29	30,000	29,925
FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1
GS Mortgage Securities Trust FRB Ser. 14-GC22,
Class C, 4.691%, 6/10/47 W	159,000	166,278
Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.419%, 3/15/45 W	217,000	219,062
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	220,229	8,095
WF-RBS Commercial Mortgage Trust Ser. 13-UBS1,
Class AS, 4.306%, 3/15/46 W	101,000	107,042
WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.683%, 3/15/44 W	82,000	77,657
Total mortgage-backed securities (cost $1,082,899)		$985,156

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds, (Build America Bonds),
7.50%, 4/1/34	$30,000	$45,220
North TX, Tollway Auth. Rev. Bonds, (Build
America Bonds), 6.718%, 1/1/49	55,000	86,417
OH State U. Rev. Bonds, (Build America Bonds),
4.91%, 6/1/40	40,000	51,048
Total municipal bonds and notes (cost $125,168)		$182,685

SHORT-TERM INVESTMENTS (5.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 1.81% [d]	1,590,125	$1,590,125
Putnam Short Term Investment Fund 1.72% L	8,072,114	8,072,114
Total short-term investments (cost $9,662,239)		$9,662,239

Total investments (cost $173,431,116)		$196,850,464

10 Putnam VT George Putnam Balanced Fund

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2019 through December 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $189,339,298.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $170,760, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $7,563 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $2,229,006 to cover certain derivative contracts, and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/19 (aggregate face value $6,905,852)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/18/20	$568,762	$556,351	$(12,411)
Barclays Bank PLC
	British Pound	Sell	3/18/20	1,319,900	1,291,093	(28,807)
	Canadian Dollar	Sell	1/15/20	425,354	416,608	(8,746)
Citibank, N.A.
	British Pound	Sell	3/18/20	381,210	372,925	(8,285)
	Canadian Dollar	Sell	1/15/20	289,423	283,516	(5,907)
	Euro	Sell	3/18/20	815,812	807,033	(8,779)
Goldman Sachs International
	British Pound	Sell	3/18/20	1,742,123	1,701,576	(40,547)
	Canadian Dollar	Sell	1/15/20	217,645	213,219	(4,426)
HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Sell	2/19/20	449,168	442,944	(6,224)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/15/20	395,781	387,669	(8,112)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/15/20	441,913	432,918	(8,995)
Unrealized appreciation						—
Unrealized (depreciation)						(141,239)
Total						$(141,239)

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT George Putnam Balanced Fund 11

FUTURES
CONTRACTS	Number				Unrealized
OUTSTANDING	of	Notional		Expiration	appreciation/
at 12/31/19	contracts	amount	Value	date	(depreciation)
S&P 500 Index
E-Mini (Long)	4	$646,156	$646,220	Mar-20	$312
Unrealized appreciation					312
Unrealized (depreciation)					—
Total					$312

TBA SALE COMMITMENTS OUTSTANDING at 12/31/19	Principal	Settlement
(proceeds receivable $3,082,500)	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 1/1/50	$3,000,000		$3,086,484
Total			$3,086,484

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,888,460	$—	$—
Capital goods	6,570,103	—	—
Communication services	2,235,969	—	—
Conglomerates	1,238,660	—	—
Consumer cyclicals	17,845,256	—	—
Consumer staples	8,984,377	—	—
Energy	5,182,863	—	—
Financials	19,366,683	—	170,760
Health care	15,138,676	—	—
Technology	28,823,950	—	—
Transportation	1,648,041	—	—
Utilities and power	4,189,899	—	—
Total common stocks	115,112,937	—	170,760
Corporate bonds and notes	—	25,086,143	—
Mortgage-backed securities	—	985,156	—
Municipal bonds and notes	—	182,685	—
U.S. government and agency mortgage obligations	—	17,000,023	—
U.S. treasury obligations	—	28,650,521	—
Short-term investments	8,072,114	1,590,125	—
Totals by level	$123,185,051	$73,494,653	$170,760

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(141,239)	$—
Futures contracts	312	—	—
TBA sale commitments	—	(3,086,484)	—
Totals by level	$312	$(3,227,723)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
12/31/19

Assets
Investment in securities, at value, including $1,571,170 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $163,768,877)	$187,188,225
Affiliated issuers (identified cost $9,662,239) (Notes 1 and 5)	9,662,239
Foreign currency (cost $1,112) (Note 1)	1,276
Dividends, interest and other receivables	575,955
Receivable for shares of the fund sold	161,442
Receivable for investments sold	978,882
Receivable for sales of TBA securities (Note 1)	2,057,684
Receivable for variation margin on futures contracts (Note 1)	272
Total assets	200,625,975

Liabilities
Payable for investments purchased	344,697
Payable for purchases of delayed delivery securities (Note 1)	817,488
Payable for purchases of TBA securities (Note 1)	4,145,432
Payable for shares of the fund repurchased	811,481
Payable for compensation of Manager (Note 2)	82,355
Payable for custodian fees (Note 2)	36,491
Payable for investor servicing fees (Note 2)	21,693
Payable for Trustee compensation and expenses (Note 2)	83,739
Payable for administrative services (Note 2)	1,787
Payable for distribution fees (Note 2)	26,024
Unrealized depreciation on forward currency contracts (Note 1)	141,239
TBA sale commitments, at value (proceeds receivable $3,082,500) (Note 1)	3,086,484
Collateral on securities loaned, at value (Note 1)	1,590,125
Other accrued expenses	97,642
Total liabilities	11,286,677

Net assets	$189,339,298

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$153,644,232
Total distributable earnings (Note 1)	35,695,066
Total — Representing net assets applicable to capital shares outstanding	$189,339,298

Computation of net asset value Class IA
Net assets	$66,059,327
Number of shares outstanding	4,983,514
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.26

Computation of net asset value Class IB
Net assets	$123,279,971
Number of shares outstanding	9,345,116
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.19

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of operations
Year ended 12/31/19

Investment income
Interest (including interest income of $312,810 from investments in affiliated issuers) (Note 5)	$2,005,252
Dividends (net of foreign tax of $6,803)	1,795,374
Securities lending (net of expenses) (Notes 1 and 5)	8,373
Total investment income	3,808,999

Expenses
Compensation of Manager (Note 2)	860,010
Investor servicing fees (Note 2)	115,820
Custodian fees (Note 2)	31,615
Trustee compensation and expenses (Note 2)	4,909
Distribution fees (Note 2)	257,855
Administrative services (Note 2)	4,869
Auditing and tax fees	81,654
Other	43,884
Total expenses	1,400,616

Expense reduction (Note 2)	(5,813)
Net expenses	1,394,803

Net investment income	2,414,196

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	10,047,953
Foreign currency transactions (Note 1)	(2,453)
Forward currency contracts (Note 1)	115,198
Futures contracts (Note 1)	465,638
Written options (Note 1)	(318)
Total net realized gain	10,626,018
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	21,918,750
Assets and liabilities in foreign currencies	268
Forward currency contracts	(205,567)
Futures contracts	312
Total change in net unrealized appreciation	21,713,763

Net gain on investments	32,339,781

Net increase in net assets resulting from operations	$34,753,977

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/19	12/31/18
Increase (decrease) in net assets
Operations:
Net investment income	$2,414,196	$2,016,956
Net realized gain on investments and foreign currency transactions	10,626,018	7,440,164
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	21,713,763	(13,651,110)
Net increase (decrease) in net assets resulting from operations	34,753,977	(4,193,990)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(988,751)	(583,026)
Class IB	(1,332,556)	(527,154)
Net realized short-term gain on investments
Class IA	(465,007)	—
Class IB	(719,277)	—
From net realized long-term gain on investments
Class IA	(2,383,772)	—
Class IB	(3,687,241)	—
Increase (decrease) from capital share transactions (Note 4)	28,808,050	(2,655,108)
Total increase (decrease) in net assets	53,985,423	(7,959,278)
Net assets:
Beginning of year	135,353,875	143,313,153
End of year	$189,339,298	$135,353,875

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/19	$11.38	.20	2.46	2.66	(.20)	(.58)	(.78)	$13.26	24.35	$66,059.69		1.62	128
12/31/18	11.82	.19	(.52)	(.33)	(.11)	—	(.11)	11.38	(2.82)	56,636.71		1.56	264
12/31/17	10.44	.15	1.43	1.58	(.20)	—	(.20)	11.82	15.29	65,849.72		1.39	191
12/31/16	9.83	.16	.65	.81	(.20)	—	(.20)	10.44	8.40	64,354	.73[f]	1.65[f]	216
12/31/15	10.12	.15	(.24)	(.09)	(.20)	—	(.20)	9.83	(.96)	67,397.72		1.45	223
Class IB
12/31/19	$11.33	.17	2.45	2.62	(.18)	(.58)	(.76)	$13.19	24.00	$123,280.94		1.36	128
12/31/18	11.78	.16	(.53)	(.37)	(.08)	—	(.08)	11.33	(3.14)	78,718.96		1.31	264
12/31/17	10.40	.13	1.42	1.55	(.17)	—	(.17)	11.78	15.08	77,464.97		1.14	191
12/31/16	9.79	.14	.64	.78	(.17)	—	(.17)	10.40	8.12	60,405	.98[f]	1.40[f]	216
12/31/15	10.08	.12	(.24)	(.12)	(.17)	—	(.17)	9.79	(1.23)	62,833.97		1.20	223

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Notes to financial statements 12/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2019 through December 31, 2019.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Putnam VT George Putnam Balanced Fund 17

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with

18 Putnam VT George Putnam Balanced Fund

the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $141,239 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $7,563 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,590,125 and the value of securities loaned amounted to $1,571,170.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from interest-only securities, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $175,901 to increase undistributed net investment income, $1,597 to increase paid-in capital and $177,498 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,160,676
Unrealized depreciation	(2,107,435)
Net unrealized appreciation	23,053,241
Undistributed ordinary income	2,205,500
Undistributed short-term gain	4,294,262
Undistributed long-term gain	6,141,999
Cost for federal income tax purposes	$170,569,812

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 33.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.519% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment

Putnam VT George Putnam Balanced Fund 19

management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$43,672
Class IB	72,148
Total	$115,820

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $199 under the expense offset arrangements and by $5,614 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $121, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$202,568,088	$196,022,440
U.S. government securities
(Long-term)	23,510,981	6,971,226
Total	$226,079,069	$202,993,666

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/19		Year ended 12/31/18		Year ended 12/31/19		Year ended 12/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	292,555	$3,602,301	170,066	$2,051,670	3,293,284	$40,358,876	1,547,493	$18,465,603
Shares issued in connection with
reinvestment of distributions	328,837	3,837,530	50,654	583,026	493,472	5,739,074	45,920	527,154
	621,392	7,439,831	220,720	2,634,696	3,786,756	46,097,950	1,593,413	18,992,757
Shares repurchased	(615,111)	(7,574,811)	(812,567)	(9,718,349)	(1,388,536)	(17,154,920)	(1,224,474)	(14,564,212)
Net increase (decrease)	6,281	$(134,980)	(591,847)	$(7,083,653)	2,398,220	$28,943,030	368,939	$4,428,545

20 Putnam VT George Putnam Balanced Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/18	Purchase cost	Sale proceeds	Investment income	12/31/19
Short-term investments
Putnam Cash Collateral Pool, LLC*	$2,251,250	$19,008,178	$19,669,303	$31,022	$1,590,125
Putnam Short Term Investment
Fund**	14,051,798	43,735,405	49,715,089	312,810	8,072,114
Total Short-term investments	$16,303,048	$62,743,583	$69,384,392	$343,832	$9,662,239

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	9
Forward currency contracts (contract amount)	$6,900,000

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$—	Payables	$141,239
			Payables, Net assets — Un-
Equity contracts	Receivables	312*	realized depreciation	—
Total		$312		$141,239

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$115,198	$115,198
Equity contracts	503	465,638	—	466,141
Total	$503	$465,638	$115,198	$581,339

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$(205,567)	$(205,567)
Equity contracts	312	—	312
Total	$312	$(205,567)	$(205,255)

Putnam VT George Putnam Balanced Fund 21

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

						HSBC
			BofA		Goldman	Bank USA,	JPMorgan	State Street
	Bank of	Barclays	Securities,	Citibank,	Sachs	National	Chase Bank	Bank and
	America N.A.	Bank PLC	Inc.	N.A.	International	Association	N.A.	Trust Co.	Total
Assets:
Futures contracts§	$—	$—	$272	$—	$—	$—	$—	$—	$272
Forward currency
contracts#	—	—	—	—	—	—	—	—	—
Total Assets	$—	$—	$272	$—	$—	$—	$—	$—	$272
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	12,411	37,553	—	22,971	44,973	6,224	8,112	8,995	141,239
Total Liabilities	$12,411	$37,553	$—	$22,971	$44,973	$6,224	$8,112	$8,995	$141,239
Total Financial and
Derivative Net Assets	$(12,411)	$(37,553)	$272	$(22,971)	$(44,973)	$(6,224)	$(8,112)	$(8,995)	$(140,967)
Total collateral
received (pledged)†##	$—	$(7,563)	$—	$—	$—	$—	$—	$—
Net amount	$(12,411)	$(29,990)	$272	$(22,971)	$(44,973)	$(6,224)	$(8,112)	$(8,995)
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA
commitments)**	$—	$(7,563)	$—	$—	$—	$—	$—	$—	$(7,563)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 10 — New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,800,175 as a capital gain dividend with respect to the taxable year ended December 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 42.18% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

22 Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; trustee of the New York Society Library; and a trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage and distribution of petroleum products; director of Devon Energy Corporation, an independent natural gas and oil exploration and production company; Chair of the Board of Trustees of Mount Holyoke College; member of the Finance Committee of the Children's Hospital of Colorado; Treasurer and Chair of the Finance Committee of the Board of The Denver Foundation; Senior Advisor for First Reserve, an energy private equity firm; previously a director of UNS Energy Corporation, a publicly held electric and gas utility in Arizona; and previously a director of SM Energy Corporation, a publicly held U.S. exploration and production company.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Formerly, a Senior Advisor to these entities.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT George Putnam Balanced Fund 23

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial Officer,
Vice President and Chief Compliance Officer	Since 2004	Principal Accounting Officer, and Assistant
Since 2016		Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance,Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

24 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 25

This report has been prepared for the shareholders	TR504
of Putnam VT George Putnam Balanced Fund.	VTAN021 319809 2/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2019	$71,963	$ —	$9,491	$ —
December 31, 2018	$70,711	$318*	$10,241	$ —

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended December 31, 2019 and December 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $167,166 and $627,042 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2019	$ —	$157,675	$ —	$ —
December 31, 2018	$ —	$616,482	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2020